UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2010

CRESCENT BANKING COMPANY

(Exact name of registrant as specified in its charter)

Georgia	0-20251	58-1968323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Caring Way, Jasper, Georgia	30143
(Address of principal executive offices)	(Zip Code)

(678) 454-2266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 20, 2010, Crescent Banking Company (the “Company”) issued a press release (the “Press Release”), as required by the Nasdaq Marketplace Rules, announcing that the Company received a letter from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market on January 13, 2010, notifying the Company of its failure to comply with Nasdaq Marketplace Rule 5550(a)(2) (the “Bid Price Rule”), which requires listed securities to maintain a minimum bid price of $1.00 per share. The Company’s common stock has closed below the minimum $1.00 per share requirement for the last 30 consecutive business days. There is no change in the trading of the Company’s common stock on The NASDAQ Capital Market at this time. In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has a grace period of 180 calendar days, or until July 12, 2010, to regain compliance with the Bid Price Rule.

The Company intends to actively monitor the bid price for its common stock, and will consider various options to resolve the deficiency and comply with the Bid Price Rule.

Pursuant to General Instruction F to the Securities and Exchange Commission’s Form 8-K (“General Instruction F”), a copy of the Press Release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 3.01 by this reference. The information contained in this Item 3.01, including the related information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 3.01 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or into any document filed pursuant to the Exchange Act, except as otherwise expressly stated by the Company in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Crescent Banking Company on January 20, 2010.*

*	Furnished electronically as an exhibit to this Report. As further described in Item 3.01 of this Report, this exhibit is being “furnished” and not “filed” with this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BANKING COMPANY

By:	/S/ J. DONALD BOGGUS, JR.
J. Donald Boggus, Jr.
President and Chief Executive Officer

Date: January 20, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Crescent Banking Company on January 20, 2010.*

*	Furnished electronically as an exhibit to this Report. As further described in Item 3.01 of this Report, this exhibit is being “furnished” and not “filed” with this Report.